SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________
    Date of Report (date of earliest event reported):  April 28, 2006

                     MID-WISCONSIN FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

   WISCONSIN                     0-18542                 06-1169935
   (State or Other            (Commission File         (IRS Employer
    Jurisdiction of               Number)               Identification
    Incorporation)                                      Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
          (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Condition

On April 28, 2006, Mid-Wisconsin Financial Services, Inc. issued a press release announcing net income of $1.0 million, or $0.61 diluted earnings per share, for the quarter ended March 31, 2006, as compared to net income of $1.1 million, or $0.63 per diluted share, for the quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.*

Section 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

 99.1* Press release dated April 28, 2006

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  April 28, 2006       By:  JAMES F. WARSAW
                                 James F. Warsaw
                                 President and Chief Executive Officer


                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K
                                       of
                      MID-WISCONSIN FINANCIAL SERVICES, INC.
                               Dated April 28, 2006
                   Pursuant to Section 102(d) of Regulation S-T
                          (17 C.F.R. Section 232.102(d))

99.1 *Press release dated April 28, 2006

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.